EXHIBIT 99.2

TagLikeMe Corp.
 (A Development Stage Company)

PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

Unaudited - Prepared by Management

TagLikeMe Corp. (A Development Stage Company)
Pro Forma Condensed Consolidated Balance Sheet
As at June 30, 2012
Expressed in U.S. Dollars
Unaudited - Prepared by Management

ASSETS	TagLikeMe Corp.	Glob Media Works Inc.	Pro Forma Adjustments and Eliminating Entries (Note 3)		Pro Forma Condensed Consolidated TagLikeMe Corp.
Current
Cash	$8,426	$187		$-	$8,613
Prepaid expenses and other	974	6,237		-	7,211
TOTAL CURRENT ASSETS	9,400	6,424		-	15,824

Equipment	-	3,143		-	3,143
Investment in subsidiary	272,272	-	a	(272,272)	-
Intellectual property	-	-	a	344,461	344,461
TOTAL ASSETS	$281,672	$9,567		$-	$363,428

LIABILITIES
Current
Accounts payable and accrued liabilities	$209,674	$69,756		$-	$279,430
Due to related parties	351,243	-		-	351,243
Loan payable	200,000	-		-	200,000
Loan payable – Due to related party	114,500	12,000		-	126,500
TOTAL CURRENT LIABILITIES	875,417	81,756		-	957,173

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	330,940	789,184	a	(789,184)	330,940
Additional paid-in capital	13,940,520	109,083	a	(109,083)	13,940,520
Accumulated deficit during the development stage	(14,865,205)	(970,456	a	970,456	(14,865,205)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(593,745)	72,189		-	(593,745)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$281,672	$9,567		$-	$363,428

See Accompanying Notes

TagLikeMe Corp. (A Development Stage Company)
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2011
Expressed in U.S. Dollars
Unaudited - Prepared by Management

	TagLikeMe Corp.	Glob Media Works Inc.	Pro Forma Adjustments and Eliminating Entries (Note 3)		Pro Forma Consolidated TagLikeMe Corp.
Operating expenses
Depreciation	$-	$754		$-	$754
Impairment of oil and gas properties	3,987,206	-		-	3,987,206
Professional fees	74,333	7,910		-	82,243
Other operating expenses	203,070	241,164		-	444,234
Net loss from operations before other expense	(4,264,609)	(249,828)		-	(4,514,437)

Other expense
Interest expense	(13,743)	-		-	(13,743)
Net loss for the year	$(4,278,352)	$(249,828)		$-	$(4,528,180)

Loss per share – basic and diluted	$(0.01)			$-	$(0.01)

Weighted average number of shares outstanding	263,061,960		i	45,378,670	308,440,630

i.	To reflect issuance of 45,378,670 shares of restricted common stock of TagLikeMe Corp. for the acquisition of all of the issued and outstanding shares of Glob Media Works Inc. (Note 2).

 See Accompanying Notes

TagLikeMe Corp. (A Development Stage Company)
Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2012
Expressed in U.S. Dollars
Unaudited - Prepared by Management

	TagLikeMe Corp.	Glob Media Works Inc.	Pro Forma Adjustments and Eliminating Entries (Note 3)		Pro Forma Consolidated TagLikeMe Corp.
Operating expenses
Depreciation	$-	$629		$-	$629
Professional fees	25,173	14,753		-	39,926
Other operating expenses	128,193	40,424		-	168,617
Net loss from operations before other expenses	(153,366)	(55,806)		-	(209,172)

Other expenses
Abandonment expense	(50,000)	-		-	(50,000)
Impairment of software development	-	(635,481)		-	(635,481)
Interest expense	(9,302)	-		-	(9,302)
Net loss for the period	$(212,668)	$(691,287)		$-	$(903,955)

Loss per share – basic and diluted	$(0.00)			$-	$(0.00)

Weighted average number of shares outstanding	264,916,356		i	45,378,670	310,295,026

i.	To reflect issuance of 45,378,670 shares of restricted common stock of TagLikeMe Corp. for the acquisition of all of the issued and outstanding shares of Glob Media Works Inc. (Note 2).

See Accompanying Notes

TagLikeMe Corp. (A Development Stage Company)
Notes to Pro Forma Condensed Consolidated Financial Statements
Expressed in U.S. Dollars
Unaudited - Prepared by Management

Note 1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements of TagLikeMe Corp. (the “Company”) as at June 30, 2012, for the year ended December 31, 2011 and for the six months ended June 30, 2012 have been compiled for illustrative purposes only for inclusion in the Form 8-K and to give effect to the share exchange between the Company and Glob Media Works Inc. (“Glob Media”), as described in Note 2.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of each entity.

These unaudited pro forma condensed consolidated financial statements include:

a)	An unaudited pro forma condensed consolidated balance sheet as at June 30, 2012 combining:
i.	The unaudited balance sheet of the Company as at June 30, 2012; and
ii.	The unaudited balance sheet of Glob Media as at June 30, 2012.

b)	An unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 combining:
i.	The audited statement of operations of the Company for the year ended December 31, 2011; and
ii.	The audited statement of operations of Glob Media for the year ended December 31, 2011.

c)	An unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2012 combining:
i.	The unaudited statement of operations of the Company for the six months ended June 30, 2012; and
ii.	The unaudited statement of operations of Glob Media for the six months ended June 30, 2012.

It is management’s opinion that the unaudited pro forma condensed consolidated financial statements present fairly in all material respects, the transaction described in Note 2 in accordance with accounting principles generally accepted in the United States of America.  The accounting policies used in the preparation of the unaudited pro forma condensed consolidated financial statements are consistent with the accounting policies of the Company and Glob Media for the year ended December 31, 2011 and for the six months ended June 30, 2012.  The pro forma adjustments, as described in Note 3, are based on available information and certain estimates and assumptions. The unaudited pro forma condensed consolidated financial statements are not intended to reflect the financial position of the Company which would have actually resulted had the proposed transactions been effected on the dates indicated.  Further, the unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations that may be obtained in the future.

Certain elements of the Company and Glob Media’s statements of operations have been reclassified to provide a consistent classification format.

TagLikeMe Corp. (A Development Stage Company)
Notes to Pro Forma Condensed Consolidated Financial Statements
Expressed in U.S. Dollars
Unaudited - Prepared by Management

Note 2.	Pro-Forma Transaction

Effective June 29, 2012, the Company completed and consummated a share exchange agreement dated May 14, 2012, as fully executed on May 24, 2012 (the "Share Exchange Agreement") with Glob Media, a company incorporated under the laws of the State of Washington, and each of the shareholders of Glob Media (collectively the "Glob Media Shareholders"), whereby the Company has acquired all of the issued and outstanding shares of Glob Media in exchange for the issuance of 45,378,670 shares of its restricted common stock to the Glob Media Shareholders valued at $272,272 on a pro rata basis in accordance with each Glob Media Shareholder's respective percentage equity ownership in Glob Media (the “Acquisition”). Glob Media owns intellectual property rights to its internet cloud based software application related to online search and social media developed by Glob Media. As a result of the closing of the Share Exchange Agreement, Glob Media has become the Company's direct wholly owned subsidiary.

Note 3.	Pro Forma Assumptions and Adjustments

The unaudited pro forma condensed consolidated balance sheet as at June 30, 2012 has been prepared assuming that the Acquisition occurred on June 30, 2012.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and for the six months ended June 30, 2012 have been prepared assuming that the Acquisition occurred on January 1, 2011.

The unaudited pro forma condensed consolidated financial statements give effect to the Acquisition of the Company and the related elimination of the equity and deficit of Glob Media as follows:

a.	Eliminate the Company’s investment in Glob Media and reclass accounts to reflect the equity structure of the Company post Acquisition.

In accordance with ASC 805, “Business Combinations”, and in particular ASC 805-50-25, the Acquisition is accounted for as an asset purchase without goodwill as Glob Media did not meet the definition of a business per ASC 805 at the time of the Acquisition. Assets acquired and liabilities assumed are recorded at their estimated fair values with no goodwill recorded.

TagLikeMe Corp. (A Development Stage Company)
Notes to Pro Forma Condensed Consolidated Financial Statements
Expressed in U.S. Dollars
Unaudited - Prepared by Management

The purchase price allocation as of June 30, 2012 has been determined as follows:

Assets acquired:
Cash and cash equivalents	$187
Prepaid expenses and other	6,237
Equipment	3,143
Intellectual property	344,461

Total assets acquired	$354,028

Liabilities assumed:
Accounts payable	$69,756
Loan payable – Due to related party	12,000

Total liabilities assumed	$81,756

Net assets acquired	$272,272

Purchase price	$272,272

Intellectual property of $344,461 was valued based on the allocation of the deemed purchase price of the shares of Glob Media over the net assets acquired.

Effective July 23, 2012, the Company completed a forward stock split by the issuance of 5 new shares for each 1 outstanding share of the Company’s common stock. Unless otherwise noted, all references herein to number of shares, price per share or weighted average number of shares outstanding have been adjusted to reflect this stock split on a retroactive basis. The stock split increased the Company’s total issued and outstanding shares of common stock from 61,688,126 shares of common stock to 308,440,630 shares of common stock on July 23, 2012. The common stock will continue to be $0.001 par value. As at June 30, 2012, there are 330,940,630 shares issued and outstanding.